UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2018

Infrastructure and Energy Alternatives, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2647 Waterfront Parkway East Drive Suite 100 Indianapolis, Indiana	46214
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

M III Acquisition Corp. 3 Columbus Circle, 15th Floor, New York, New York 10019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On March 26, 2018 (the “Closing Date”), the registrant consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated November 3, 2017 (as amended, the “Merger Agreement”), by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), IEA Energy Services LLC, a Delaware limited liability company (“IEA Services”), Wind Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub I”), Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II”), Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (“IEA Parent” or “Seller”), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership (“Oaktree”), solely in its capacity as the seller’s representative and, solely for purposes of certain sections therein, M III Sponsor I LLC, a Delaware limited liability company (“Sponsor I LLC”), and M III Sponsor I LP, a Delaware limited partnership (“Sponsor I LP”), which provided for, among other things, the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company (the “Mergers”) and, the issuances in connection therewith of shares of the registrant’s common stock, par value $0.0001 per share (“Common Stock”), and shares of the registrant’s Series A preferred stock, par value $0.0001 per share (“Series A Preferred Stock”) (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

Upon the closing of the Business Combination (the “Closing”), the registrant changed its name from “M III Acquisition Corp.” to “Infrastructure and Energy Alternatives, Inc.”  Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to the registrant and its subsidiaries. “M III” refers to the registrant prior to the Closing, and “IEA” refers to the business of IEA Services before it became a subsidiary of Company upon the Closing.

On March 29, 2018, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 1.02, 2.01, 2.03, 3.02, 3.03, 4.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 5.01, 5.03, 5.05, 5.06 and 8.01 of Form 8-K.

Item 5.01 Changes in Control of the Registrant

The disclosure set forth under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” in the Original 8-K is incorporated in this Item 5.01 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of the Original 8-K is incorporated in this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Board approved certain amendments to the Company’s Code of Ethics (the “Code”). The amendments were intended to update and bring the Code in line with current best practices. The Code, as amended, is available on our corporate website at www.iea.net.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial Business Combination” as required by M III’s Amended and Restated Certificate of Incorporation, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in M III’s definitive proxy statement filed with the SEC on February 9, 2018 (as supplemented, the “Proxy Statement”) in the section entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 113 of the Proxy Statement, which is incorporated herein by reference.

Item 8.01 Other Events

Pursuant to certain of the previously announced commitment agreements between the Company, on the one hand, and certain financial advisors to Seller or the Company (the “Commitment Parties”), on the other hand, shares of Common Stock purchased in the open market or issued to the Commitment Parties, as applicable, are subject to lock-up restrictions that generally prohibit the sale, transfer or other disposition of securities of the Company for a period ending 90 days following the date of such agreements.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description
2.1

Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 1 to its Current Report on Form 8-K filed November 8, 2017).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 15, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed November 21, 2017).

2.3

Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 27, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed January 2, 2018).

2.4

Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 9, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K filed January 10, 2018).

2.5

Amendment No. 4 to the Agreement and Plan of Merger, dated as of February 7, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.5 to the Company’s Current Report on Form 8-K filed February 9, 2018).

2.6

Amendment No. 5 to the Agreement and Plan of Merger, dated as of March 8, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.6 to the Company’s Current Report on Form 8-K filed March 8, 2018).

2.7

Waiver, Consent and Agreement to Forfeit Founder Shares, dated as of March 20, 2018, by and among IEA Energy Services LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 20, 2018).

3.1*	Second Amended and Restated Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc.
3.2*	Amended and Restated Bylaws of Infrastructure and Energy Alternatives, Inc.
3.3*	Certificate of Designations of Series A Preferred Stock of Infrastructure and Energy Alternatives, Inc.
4.1*	Specimen Common Stock Certificate
4.2*	Specimen Preferred Stock Certificate
4.3*	Specimen Warrant Certificate
4.4*	Amended and Restated Warrant Agreement, dated as of March 26, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent.
10.1*

Credit Agreement, dated as of March 26, 2018 among Wind Merger Sub I, Inc., as the Initial Borrower, IEA Energy Services LLC, as the Borrower, the Guarantors party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and the other Lenders party thereto.

10.2*

Registration Rights Agreement dated as of March 26, 2018 by and among Infrastructure and Energy Alternatives, Inc., IEA Parent, M III Sponsor I LLC and M III Sponsor I LP, Cantor Fitzgerald & Co., Mr. Osbert Hood and Mr. Philip Marber.

10.3*

Investor Rights Agreement, dated as of March 26, 2018, (i) by and among Infrastructure and Energy Alternatives, Inc., M III Sponsor I LLC and any other Sponsor Affiliated Transferees who become a party to the agreement; and (ii) Infrastructure and Energy Alternatives, LLC, any other Seller Affiliated Transferees who become a party to the agreement and Oaktree Power Opportunities Fund III Delaware, L.P., in its capacity as the representatives of the Selling Stockholders.

10.4*	Founder Shares Amendment Agreement, dated as of March 26, 2018, by and among M III Sponsor I LLC, M III Sponsor I LP, M III Acquisition Corp. and Infrastructure and Energy Alternatives, LLC.
10.5*	Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan.
10.6*	Employment Agreement dated as of January 25, 2018, between IEA Energy Services LLC, a Delaware limited liability company, and John Paul Roehm.
10.7*	Employment Agreement dated as of January 25, 2018, between IEA Energy Services LLC, a Delaware limited liability company, and Andrew D. Layman.
10.8*	Lease Agreement between White Construction, Inc. and Clinton RE Holdings (Delaware) LLC, dated as of October 20, 2017.
10.9

Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 13, 2016).

10.10

Letter Agreement by and between the Company, certain security holders and the officers and directors of the Company (incorporated by reference to Schedule A to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 8, 2017).

10.11

Second Amended and Restated Unit Subscription Agreement dated July 7, 2016 among the Company, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 13, 2016).

10.12

Amended and Restated Unit Subscription Agreement dated July 7, 2016 among the Company and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed July 13, 2016).

10.13

Securities Subscription Agreement, dated August 4, 2015, among the Registrant and M III Sponsor I LLC (incorporated by reference to Exhibit 10.5 to the Company’s Registration of Form S-1 filed April 19, 2016).

10.14

Unit Subscription Agreement, dated April 14, 2016, by and between M III Acquisition Corp. and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed April 19, 2016).

10.15*	Form of Indemnification Agreement.
10.16

Subscription and Backstop Agreement, dated March 7, 2018, by and among the Company, the Sponsors and certain subscribers identified therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 8, 2018).

10.17	Forfeiture Agreement, dated March 7, 2018, between the Sponsors and the Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 8, 2018).
14.1*	Code of Ethics.
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission dated March 29, 2018.
99.1*	Description of the Company’s Business
99.2*	Selected Historical Financial Data
99.3*	IEA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4*

Audited Consolidated Financial Information of IEA Services and its subsidiaries as of December 31, 2017 and 2016 and for each of the three year periods ended December 31, 2017, December 31, 2016 and December 31, 2015.

99.5*	Unaudited Pro Forma Combined Financial Information as of and for the year ended December 31, 2017.

* Previously filed in the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer